Exhibit 24




                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 21st day of February, 1996.
               ----        --------

                                         /S/ VISCOUNT BLAKENHAM
                                         ------------------------------------
                                         VISCOUNT BLAKENHAM

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 21st day of February, 1996.
               ----        --------

                                         /S/ SIMON DE PURY
                                         ------------------------------------
                                         SIMON DE PURY

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of February, 1996.
               ----        --------

                                         /S/ A. ALFRED TAUBMAN
                                         ------------------------------------
                                         A. ALFRED TAUBMAN

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of February, 1996.
               ----        --------

                                         /S/ WALTER J.P. CURLEY
                                         ------------------------------------
                                         WALTER J.P. CURLEY

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of February, 1996.
               ----        --------

                                         /S/ R. JULIAN DE LA M. THOMPSON
                                         ------------------------------------
                                         R. JULIAN DE LA M. THOMPSON

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 19th day of February, 1996.
               ----        --------

                                         /S/ MAX M. FISHER
                                         ------------------------------------
                                         MAX M. FISHER

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 26th day of February, 1996.
               ----        --------

                                         /S/ THE RT. HON. THE EARL OF GOWRIE
                                         ------------------------------------
                                         THE RT. HON. THE EARL OF GOWRIE

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of February, 1996.
               ----        --------

                                         /S/ LORD CAMOYS
                                         ------------------------------------
                                         LORD CAMOYS

                            POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and Kevin A. Bousquette, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of February, 1996.
               ----        --------

                                         /S/ THE MARQUESS OF HARTINGTON
                                         ------------------------------------
                                         THE MARQUESS OF HARTINGTON